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Exhibit 99.1

HALO Industries, Inc.
October 2002

Case #02 B 12059

Exhibit A—Cash Flow Statement

HALO INDUSTRIES—DIP	Actual October	Budget October	Variance Fav/(Unfav)
CASH FLOW PROJECTIONS FOR THE WEEK ENDING
TOTAL CASH RECEIPTS	4,485	5,303	(818)
CASH REQUIREMENTS
PRODUCT	1,311	3,177	1,866
SUPPLIER DEPOSIT	—	—	—
PREPAYMENTS	—	—	—
SELLING EXPENSE
COMMISSIONS	302	415	113
WAGES	18	36	18
SEVERANCE	—	—	—
PAYROLL TAX	9	35	26
SALES ASST.	—	—	—
SAMPLE EXPENSE	3	20	17
MARKETING EXP	0	—	(0)
CATALOGS	—	10	10
ADVERTISING	2	0	(2)
AUTOMOBILE	—	—	—
TRAVEL	3	—	(3)
MEALS & ENT.	4	—	(4)
PROMOTION & BUS. EXP.	1	1	(1)
EXHIBITS & SHOWS	—	1	1
NATIONAL MEETING EXP.	—	—	—
REGIONAL EXP MEETING	—	0	0
REBATE, ROYALTIES & REFUNDS	86	35	(51)
RECRUITING EXPENSE	—	—	—
MONTHLY ALLOWANCE	—	2	2
TOTAL SELLING	429	555	126
G&A EXPENSES
WAGES	276	305	29
WAGES—SEVERANCE	90	71	(19)
RETENTION BONUS	—	40	40
TEMP HELP	5	0	(5)
SALARY—OTHER	—	—	—
PAYROLL TAXES	19	32	13
EMPLOYEE BONUS	—	—	—
EDUCATION/TRAINING	2	—	(2)
401K EXP	—	3	3
GROUP INSURANCE	26	(13)	(39)
SELF INSURANCE CLAIMS	196	240	44
LIFE INSURANCE	—	—	—
OTHER EMPLOYEE BENEFITS	—	—	—
TRAVEL	4	8	3
M&E	0	4	4
AUTO EXP	0	—	(0)
RENT EXPENSE	558	54	(504)
RENT ADD ON EXP	22	2	(20)
UTILITIES	2	1	(1)
R&M & CAP EX	2	1	(1)
ALARM SERVICE	—	—	—
MOVING EXP	22	—	(22)
EQUIP RENTAL	19	5	(15)
REAL ESTATE TAXES	—	—	—

TELEPHONE	22	37	14
TELEPHONE REPAIRS	4	2	(2)
FREIGHT HOUSE	3	7	4
POSTAGE	5	4	(1)
COLLECTION EXP	1	2	1
BANK/CREDIT CARD FEES	32	86	54
OFFICE EXP	1	5	3
PRINTING/STATIONARY	1	6	6
DUES & SUBS	3	0	(2)
DATA LINES	8	10	2
COMPUTER SUPPLIES	2	0	(1)
COMPUTER SUPPORT	13	21	7
OFFICE SUPPLIES	1	6	5
ART SUPPLIES	—	0	0
SHOP SUPPLIES	—	—	—
SHIPPING SUPPLIES	0	8	8
PROFESSIONAL FEES	1,016	10	(1,006)
GEN LIAB & PROPERTY	29	—	(29)
PUBLIC COMPANY EXPENSES	2	—	(2)
BUS LICENSES & FEES	62	16	(45)
USE TAX/SALES TAX	48	150	102
TAX PENALTIES	0	—	(0)
CONTRIBUTIONS	—	1	1
INTEREST	3	16	13
MISCELLANEOUS	—	6	6
MANAGEMENT FEE/(RECEIPT)	(475)	—	475
TOTAL G&A	2,024	1,145	(879)
TOTAL CASH DISBURSEMENTS	3,763	4,876	1,113
NET CASH FLOW	722	426	295

HALO Industries, Inc.
October 2002

Case #02 B 12059

Exhibit D—Statement of Inventory, Payroll Information Statement and Status of Payments to Secured Creditors and Lessors

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME: HALO BRANDED SOLUTIONS	CASE NO.: 02 B 12059
FOR MONTH ENDING OCTOBER, 2002

STATEMENT OF INVENTORY
Beginning inventory	$1,064,018.68
Add: purchases	$157,310.95
Less: goods sold (cost basis)	$233,412.22
Ending inventory	$987,917.41
PAYROLL INFORMATION STATEMENT
Gross payroll for this period	$631,410.54
Payroll taxes due but unpaid	$0.00 (Remitted to ADP)

STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

Name of Creditor/ Lessor	Date regular payment is due	Amount of Regular Payment	Number of Payments Delinquent*	Amount of Payments Delinquent*
LaSalle Bank N.A.	Monthly	Varies on activity	0	$0.00

*
Include only post-petition payments.

OPERATING REPORT

HALO Industries, Inc.
October 2002

Case #02 B 12059

Exhibit F—Tax Questionnaire and Related Tax Statements

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME: HALO BRANDED SOLUTIONS	CASE NO.: 02 B 12059
FOR MONTH ENDING OCTOBER, 2002

TAX QUESTIONNAIRE

        Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.	Federal Income Taxes	Yes (X)	No ( )
2.	FICA withholdings	Yes (X)	No ( )
3.	Employee's withholdings	Yes (X)	No ( )
4.	Employer's FICA	Yes (X)	No ( )
5.	Federal Unemployment Taxes	Yes (X)	No ( )
6.	State Income Tax	Yes (X)	No ( )
7.	State Employee withholdings	Yes (X)	No ( )
8.	All other state taxes	Yes ( )	No (X)

        If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

Item 8

  •
  Michigan Foreign Corporation Fee, $23,870 due May 15, 2002 (form not received until September).

  •
  Delaware Franchise Tax, $30,000 due September 1, 2002.

  •
  Illinois Foreign Corporation Fee, $56,533 due September 1, 2002.

  •
  The aforementioned taxes have not been paid pending resolution of issues relating to authorized, issued and outstanding stock and related capital, the basis for these taxes.

OPERATING REPORT

HA-LO INDUSTRIES, INC
IN PAYMENT OF SALES AND USE TAX FOR THE PERIOD:
September 1, 2002 to September 30, 2002

DATE SUBMITTED:	12/3/2002
DATE REQUIRED:	10/14/2002

Vendor #	Pay Day	Payable To/ Address	Total Amount of Check
13824	20	Alabama Department of Revenue	$2,772.38
PAYTO		Sales and Use Tax Division P.O. Box 831199 Birmingham, AL 35283-1199
23922	20	Baldwin County	$—
PAYTO		Sales & Use Tax Department P.O. Box 369 Foley, AL 36536
13840	20	Cullman County	$—
PAYTX		402 Arnold Street NE PO Box 1206 Cullman, AL 35056-1206
25578	20	Jefferson County	$—
PAYTO		Department of Revenue P.O. Box 830710 Birmingham, AL 35283-0710
	20	Morgan County Sales Tax Office PO Box 1848 Decatur, AL. 35602	$—
13828	20	Tax Trust Acct	$—
PAYTO		Sales Tax Division PO Box 830725 Birmingham, AL. 35283-0725
13826	20	City of Birmingham	$3,421.43
PAYTO		P.O. Box 10566 Birmingham, AL 35296-0001
12790	20	City of Decatur	$—
PAYTX		Drawer 1059 PO Box 830822 Birmingham, AL 35283-0822
13829	20	City of Huntsville	$—
PAYTO		City Clerk P.O. Box 040003 Huntsville, AL. 35804
15880	20	Colorado Department of Revenue	$211.00
PAYTX		Taxpayer Service Division 1375 Sherman Street Denver, CO 80261
23382	20	City & County of Denver	$148.48
PAYTO1		Department of Revenue, Treasury Division P. O. Box 17430 Denver, CO 80217-0430
13834	20	State Tax Commission	$165.55
PAYTO		PO Box 76 Boise, ID 83707

16885	20	Massachusetts Department of Revenue	$289.41
PAYTO		P.O. Box 7039 Boston, MA 02204
14260	15	State of Michigan	395.45
PAYTX		Dept 77802 Detroit, MI 48277-0003
1994	20	Minnesota Department of Revenue	$116.00
PAYTX		Minnesota Sales and Use Tax P.O. Box 64622 St. Paul, MN 55146-4622
14259	15	North Carolina Department of Revenue	$1,716.92
PAYTO1		PO Box 25000 Raleigh, NC 27640
14259	15	North Carolina Department of Revenue	$20.47
PAYTO4		Mecklenburg Public Transportation PO Box 25000 Raleigh, NC 27640
13837	20	New Jersey Sales Tax	$14,048.07
PAYTO		CN-999 Trenton, NJ 08646-0999
13833	20	NYS Sales Tax Processing	$1,072.26
PAYTX		General Post Office PO Box 1208 New York, NY 10116-1208
3568	15	Treasurer of State of Ohio	$1,091.38
PAYTAX		P.O. Box 16560 Columbus, OH 43266-00600
13835	20	South Carolina Tax Commission	$89.95
PAYTO		SC Department of Revenue and Taxation Sales Tax Return Columbia, SC 29214-0102
28769	20	Virginia Department of Taxation	$191.72
PAYTX		Processing Services Division PO Box 26626 Richmond, VA 23261-6626
22156	25	State of Washington	$292.84
PAYTO		Department of Revenue PO Box 34051 Seattle, WA 98124-1051
16090	30	City of Bellevue	$—
Qtrly PAYTX1		P.O. Box 34372 Seattle, WA 98124-1372

Subtotal of checks required			26,043.31

EFT's		NO CHECKS ARE REQUIRED	EFT's
24/30	31	California Board of Equalization	$10,678.00
10614	31	Commissioner of Revenue Services	$694.25
PAYTX
	20	Florida Dept of Revenue	$725.41
	20	Georgia Dept of Revenue	$2,728.80
Prepays	7	Illinois Dept of Revenue	$—
5/7/2002

Prepays	15	Illinois Dept of Revenue	$—
5/15/2002
Prepays	22	Illinois Dept of Revenue	$—
5/22/2002
Prepays	31	Illinois Dept of Revenue	$730.00
5/31/2002
	20	Illinois Dept of Revenue	$0.00
	20	Indiana Dept of Revenue	$80.93
	20	PA Dept of Revenue	$466.77
	20	Tennessee Department of Revenue	$2,544.00
	20	Texas Dept of Revenue	$3,410.11
	20	Wisconsin Department of Revenue	$187.69

Subtotal of EFTS			$22,245.96

Total Sales Tax Payments			$48,289.27

		Check Disbursements By Date:
		Check Disbursements Post Marked the 15th	$3,224.22
		Check Disbursements Post Marked the 20th	$22,526.25
		Check Disbursements Post Marked the 25th	$292.84
		Check Disbursements Post Marked the 30th	$—
		Check Disbursements Post Marked the 31th	$—
		Total Checks	$26,043.31

		EFT Disbursements By Date:
		EFT Disbursements Posted By Bank On 7th:	$—
		EFT Disbursements Posted By Bank On 8th:	$—
		EFT Disbursements Posted By Bank On 15th:	$—
		EFT Disbursements Posted By Bank On 20th:	$10,143.71
		EFT Disbursements Posted By Bank On 22th:	$—
		EFT Disbursements Posted By Bank On 24th:	$—
		EFT Disbursements Posted By Bank On 30th:	$—
		EFT Disbursements Posted By Bank On 31th:	$12,102.25
		Total EFT Disbursements	$22,245.96

		Total Disbursements	$48,289.27

HALO Industries, Inc.
October 2002

Case #02 B 12059

Exhibit G—Profit and Loss Statement

HALO DIP
STATEMENT OF OPERATIONS
(Income Statement)
October 31, 2002

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$1,047,017	$135,822,358
Less: Returns and Allowances	—	(83)
Net Revenue	$1,047,017	$135,822,275
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	(465,996)	97,150,573
Gross Profit	1,513,013	38,671,702
OPERATING EXPENSES
Advertising	16,883	141,508
Auto and Truck Expenses	—	46,679
Bad Debts	1,378,914	4,961,019
Contributions
Employee Benefits Programs	10,506	3,052,664
Insider Compensation*	(255,389)	23,228,264
Insurance	28,221	713,495
Management Fee/Bonuses	(211,478)	1,684,410
Office Expense	10,606	301,099
Pension & Profit Sharing Plans
Repairs and Maintenance	1,973	544,656
Rent and Lease Expense	871,961	7,423,032
Salaries/Commission/Fees	282,273	15,313,822
Supplies	1,333	537,252
Taxes—Payroll	15,930	1,130,082
Taxes—Real Estate
Taxes—Other	58,962	652,413
Travel and Entertainment	20,544	897,755
Utilities	2,131	360,392
Other (attach schedule)	474,574	13,091,201
Total Operating Expenses Before Depreciation	2,707,945	74,079,744
Depreciation/Depletion/Amortization	481,520	6,334,631
Net Profit (Loss) Before Other Income & Expenses	(1,676,452)	(41,742,673)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	65,938	9,005
Interest Expense	(3,218,214)	1,973,833
Other Expense (attach schedule)	3,776	3,776
Net Profit (Loss) Before Reorganization Items	(4,824,951)	(39,756,059)
REORGANIZATION ITEMS
Professional Fees	164,257	12,887,243
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain(Loss) from sale of Equipment	(170)	(232,059)
Other Reorganization Expenses (attach schedule)	(8,049)	2,736,972
Total Reorganization Expenses	156,038	15,392,156
Income Taxes	—	—
Net Profit (Loss)	$(4,980,989)	$(55,148,215)

*
"Insider" is defined in 11 U.S.C. Section 101(31).

HALO DIP
STATEMENT OF OPERATIONS — continuation sheet
October 31, 2002

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs
Sample expense	—	27,216
Sample amortization	5,504	687,676
Marketing	—	10,472
Catalogs	2,722	5,360,660
Promotion and business development	580	25,145
Exhibit & show expenses	(1,898)	197,715
National meeting expense	—	—
Regional meeting expense	—	3,500
Royalty fees	(1,173)	319,476
Recruiting expense	282	808
Telemarketing—phone	(49)	5,771
Other selling expenses	—	(1)
Intercompany Selling Expense	—	—
Telephone / facsimile	59,655	2,521,407
Postage and freight	6,402	1,685,897
Bank fees / credit card charges	(25,308)	961,058
Computer expenses	13,810	523,543
Public company expenses	71,842	715,200
Other	817,205	5,559,229
Allocation Exp	(475,000)	(5,513,571)
Total Other	474,574	13,091,201

Events by HA-LO
STATEMENT OF OPERATIONS
(Income Statement)
October 31, 2002

        The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$224,591	$2,523,416
Less: Returns and Allowances	—	—
Net Revenue	$224,591	$2,523,416
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	180,389	1,572,316
Gross Profit	44,202	951,101
OPERATING EXPENSES
Advertising	—	—
Auto and Truck Expenses	—	7,000
Bad Debts	—	—
Contributions
Employee Benefits Programs	3,580	65,494
Insider Compensation*	14,300	277,042
Insurance	—	—
Management Fee/Bonuses	—	—
Office Expense	—	3,409
Pension & Profit Sharing Plans
Repairs and Maintenance	—	—
Rent and Lease Expense	1,000	7,811
Salaries/Commission/Fees	8,846	512,371
Supplies	275	1,025
Taxes—Payroll	758	56,002
Taxes—Real Estate
Taxes—Other	—	—
Travel and Entertainment	870	10,681
Utilities	105	105
Other (attach schedule)	11,821	165,472
Total Operating Expenses Before Depreciation	41,556	1,106,411
Depreciation/Depletion/Amortization	—	—
Net Profit (Loss) Before Other Income & Expenses	2,646	(155,311)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	—	—
Interest Expense	13,712	238,594
Other Expense (attach schedule)	—	—
Net Profit (Loss) Before Reorganization Items	16,358	83,284
REORGANIZATION ITEMS
Professional Fees	—	—
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain(Loss) from sale of Equipment	—	—
Other Reorganization Expenses (attach schedule)	—	—
Total Reorganization Expenses	—	—
Income Taxes	—	—
Net Profit (Loss)	$16,358	$83,284

*
"Insider" is defined in 11 U.S.C. Section 101(31).

Events by HA-LO
STATEMENT OF OPERATIONS — continuation sheet
October 31, 2002

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs
Sample expense	—	—
Sample amortization	—	—
Marketing	—	—
Catalogs	—	—
Promotion and business development	—	—
Exhibit & show expenses	—	—
National meeting expense	—	—
Regional meeting expense	—	—
Royalty fees	—	—
Recruiting expense	—	—
Telemarketing—phone	—	—
Other selling expenses	—	—
Intercompany Selling Expense	—	—
Telephone / facsimile	300	6,446
Postage and freight	197	1,303
Bank fees / credit card charges	(42)	(1,489)
Computer expenses	950	2,962
Public company expenses	—	—
Other	—	0
Allocation Exp	10,417	156,250
Total Other	11,821	165,472

Category: ACTUAL HALO DIP
Consolidating P
October, 2002 M.MTD

	HALO with Detroit Integration	CCA — Birmingham	Events by HA-LO	HALO DIP
Drop ship sales	464,347.28	0.00		464,347.28
Fulfillment sales	355,755.63	0.00		355,755.63
Other revenue	2,322.70	0.00	224,590.90	226,913.60
Net sales	822,425.61	0.00	224,590.90	1,047,016.51
Drop ship—COS	(653,422.55)	34,994.81	180,389.03	(438,038.71)
Fulfillment—COS	288,779.80	0.00		288,779.80
Other—COS	(75,942.38)	0.00		(75,942.38)
Freight—COS	(233,209.85)	(7,585.15)		(240,795.00)
Total Cost of sales	(673,794.98)	27,409.66	180,389.03	(465,996.29)
Gross Profit	1,496,220.59	(27,409.66)	44,201.87	1,513,012.80
Commissions and Salaries	(269,689.06)	0.00	14,300.05	(255,389.01)
Selling expenses other	30,802.98	0.00		30,802.98
Selling Expenses	(238,886.08)	0.00	14,300.05	(224,586.03)
Payroll & Benefits	41,813.06	42,234.03	13,184.67	97,231.76
Travel entertainment & auto	11,722.42		870.00	12,592.42
Occupancy	847,704.15	26,695.20	1,105.00	875,504.35
Communications	54,868.74	5,047.37	300.00	60,216.11
Postage and freight	4,903.18	1,301.88	196.70	6,401.76
Bad debt expense	1,378,914.08	0.00		1,378,914.08
Bank fees / credit card charges	(25,266.01)	0.00	(42.00)	(25,308.01)
Office expenses	10,605.54	0.00	0.00	10,605.54
Computer expenses	12,860.50	0.00	950.00	13,810.50
Supplies	109.99	947.61	275.00	1,332.60
Professional fees	164,256.94	0.00		164,256.94
Insurance	28,221.20			28,221.20
Public company expenses	71,841.80			71,841.80
Depreciation and amortization	480,534.76	985.00		481,519.76
Tax expenses, other	58,961.77	0.00		58,961.77
Other	807,379.90	9,825.56		817,205.46
Allocation expense inter/intra	(485,416.66)	0.00	10,416.66	(475,000.00)
General and administrative expenses	3,464,015.36	87,036.65	27,256.03	3,578,308.04
Non-recurring charge Acquisitions	(8,219.17)			(8,219.17)
Operating Income	(1,720,689.52)	(114,446.31)	2,645.79	(1,832,490.04)
Other income and (expenses)	(3,162,211.00)	0.00	13,712.03	(3,148,498.97)
Pretax income	(4,882,900.52)	(114,446.31)	16,357.82	(4,980,989.01)

Category: ACTUAL
HALO DIP
Consolidating P
October, 2002 M.YTD

	HALO with Detroit Integration	CCA — Birmingham	Events by HA-LO	HALO DIP
Drop ship sales	40,089,201.83	1,397,901.65		41,487,103.48
Fulfillment sales	8,751,329.11	0.00		8,751,329.11
Other revenue	130,250.95	2,734.13	1,565,103.98	1,698,089.06
Net sales	48,970,781.89	1,400,635.78	1,565,103.98	51,936,521.65
Drop ship—COS	27,170,871.40	1,274,281.86	1,130,243.78	29,575,397.04
Fulfillment—COS	6,306,828.33	0.00		6,306,828.33
Other—COS	(194,348.44)	0.00		(194,348.44)
Freight—COS	32,343.03	87,066.94		119,409.97
Total Cost of sales	33,315,694.32	1,361,348.80	1,130,243.78	35,807,286.90
Gross Profit	15,655,087.57	39,286.98	434,860.20	16,129,234.75
Commissions and Salaries	7,316,693.24	0.00	192,453.65	7,509,146.89
Selling expenses other	833,982.70	(1,852.20)		832,130.50
Selling Expenses	8,150,675.94	(1,852.20)	192,453.65	8,341,277.39
Payroll & Benefits	10,511,429.35	742,284.61	371,084.58	11,624,798.54
Travel entertainment & auto	366,966.63		15,042.25	382,008.88
Occupancy	3,113,664.40	323,929.27	3,051.02	3,440,644.69
Communications	1,182,050.04	51,794.03	3,216.48	1,237,060.55
Postage and freight	437,119.92	563,959.07	1,045.97	1,002,124.96
Bad debt expense	3,232,004.86	1,450,148.09		4,682,152.95
Bank fees / credit card charges	468,106.19	267.84	245.89	468,619.92
Office expenses	214,584.89	(160,614.85)	1,931.12	55,901.16
Computer expenses	386,980.98	30,187.50	2,961.76	420,130.24
Supplies	104,813.91	102,122.95	1,000.15	207,937.01
Professional fees	7,459,124.45	0.00		7,459,124.45
Insurance	365,915.31			365,915.31
Public company expenses	455,790.73			455,790.73
Depreciation and amortization	4,044,062.18	9,085.00		4,053,147.18
Tax expenses, other	397,934.24	20,249.64		418,183.88
Other	1,051,556.49	(159,349.01)		892,207.48
Allocation expense inter/intra	(3,379,166.60)	0.00	104,166.60	(3,275,000.00)
General and administrative expenses	30,412,937.97	2,974,064.14	503,745.82	33,890,747.93
Non-recurring charge Acquisitions	2,505,513.44			2,505,513.44
Operating Income	(25,414,039.78)	(2,932,924.96)	(261,339.27)	(28,608,304.01)
Other income and (expenses)	(270,994.28)	(262,156.79)	152,963.96	(380,187.11)
Pretax income	(25,685,034.06)	(3,195,081.75)	(108,375.31)	(28,988,491.12)

HALO Industries, Inc.
October 2002

Case #02 B 12059

Exhibit H—Balance Sheet

HALO DIP
BALANCE SHEET
October 31, 2002

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
CURRENT ASSETS
Unrestricted Cash and Equivalents	200,224	1,207,623
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable	(3,970,157)	47,810,047
Notes Receivable	—	—
Inventories	1,341,885	12,658,204
Prepaid Expenses	2,019,896	7,755,134
Professional Retainers
Other Current Assets (attach schedule)	122,587,581	192,206,777
TOTAL CURRENT ASSETS	$122,179,430	$261,637,784
PROPERTY AND EQUIPMENT
Real Property and Improvements	140,475	3,942,889
Machinery and Equipment	15,046,138	16,998,197
Furniture, Fixtures and Office Equipment	4,219,687	9,717,576
Leasehold Improvements	1,183,638	4,153,447
Vehicles	16,467	77,208
Less Accumulated Depreciation	(14,448,816)	(16,663,533)
TOTAL PROPERTY & EQUIPMENT	$6,157,589	$18,225,785
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	14,428,690	233,583,342
TOTAL OTHER ASSETS	$14,428,690	$233,583,342
TOTAL ASSETS	142,765,708	$513,446,911
LIABILITIES AND OWNER EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	8,801,937	27,060,128
Taxes Payable (refer to FORM MOR-4)	(11,326,342)	(11,489,445)
Wages Payable	1,258,813	8,197,012
Notes Payable
Rent / Leases—Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	31,564,896	47,213,511
TOTAL POSTPETITION LIABILITIES	$30,299,303	$70,981,206
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	27,707,518	—
TOTAL PRE-PETITION LIABILITIES	$27,707,518	$—
TOTAL LIABILITIES	$58,006,821	$70,981,206
OWNER EQUITY
Capital Stock	470,592,994	470,592,994
Additional Paid in Capital	—	—
Partners' Capital Account
Owners Equity Account
Retained Earnings—Pre-Petition	(52,961,304)	(18,714,695)
Retained Earnings—Postpetition	(28,988,491)	(27,067,242)
Adjustments to Owners Equity (attach schedule)	(303,884,312)	17,654,646
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$84,758,887	$442,465,703
TOTAL LIABILITIES AND OWNER'S EQUITY	142,765,708	$513,446,909

*
"Insider" is defined in 11 U.S.C. Section 101(31).

HALO DIP
BALANCE SHEET — continuation sheet
October 31, 2002

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Current Assets
S/T Investments	—	—
Intercompany Receivable (Payable)	122,587,581	192,206,777
Other Current Assets	122,587,581	192,206,777
Other Assets
Intangible Assets	9,475,422	14,051,075
Officer advances	(3,036)	30,938
Sample Inventory	6,680	6,680
Marketable securities	—	25,000
Note receivable	1,844,508	(23)
CSV—Life insurance	—	1,202,742
Security deposits	395,497	287,341
Other assets—miscellaneous	(7,458)	5,748
Deferred taxes—non current	2,717,076	2,717,076
Investments	0	215,256,766
Other Assets	14,428,690	233,583,342
LIABILITIES AND OWNERS EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Current maturities of long-term debt	1,466,432	—
Book overdraft	—	—
Accounts payable-unvouchered receipts	290,183	574,217
Accounts payable—rebates receivable	(1,217,975)	(1,314,249)
Accounts payable—manual	1,580,096	9,916,853
Customer deposit	179,856	4,882,994
Accrued interest	—	4,742
Accrued WIP costs	—	—
Accrued expenses other	5,945,357	6,375,859
Due to Related Parties	15,000	—
Deferred Taxes—current	972,278	972,278
S/T Restructuring Reserve	19,390,751	9,213,061
Term loans	(291)	—
Line of credit	2,922,753	15,272,006
Capital lease obligations	—	—
Deferred rent	—	—
Deferred compensation	—	1,295,295
Deferred liabilities—other	20,455	20,455
Deferred payments—acquisitions	—	—
Deferred taxes—non current	—	—
Reserve for Restructuring	—	—
Other Postpetition Liabilities	31,564,896	47,213,511
Adjustments to Owner Equity
Unamortized compensation—SE	(935,620)	(1,035,620)
Cumulative translation adjustment	(1,075,569)	(290,092)
CTA—forecast category only	—	—
Retained Earnings—Other	(301,873,123)	18,980,358
Adjustments to Owner Equity	(303,884,312)	17,654,646

Events by HA-LO
BALANCE SHEET
October 31, 2002

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
CURRENT ASSETS
Unrestricted Cash and Equivalents	2,863	3,318
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable	49,891	773,836
Notes Receivable	—	—
Inventories	—	—
Prepaid Expenses	14,609	46,415
Professional Retainers
Other Current Assets (attach schedule)	1,997,152	2,336,788
TOTAL CURRENT ASSETS	$2,064,514	$3,160,358
PROPERTY AND EQUIPMENT
Real Property and Improvements	—	—
Machinery and Equipment	—	—
Furniture, Fixtures and Office Equipment	—	—
Leasehold Improvements	—	—
Vehicles	—	—
Less Accumulated Depreciation	—	—
TOTAL PROPERTY & EQUIPMENT	$—	$—
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	(10,504)	—
TOTAL OTHER ASSETS	$(10,504)	$—
TOTAL ASSETS	2,054,010	$3,160,358
LIABILITIES AND OWNER EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	(46,393)	—
Taxes Payable (refer to FORM MOR-4)	—	—
Wages Payable	14,300	508,022
Notes Payable
Rent / Leases—Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	19,424	715,335
TOTAL POSTPETITION LIABILITIES	$(12,669)	$1,223,356
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	46,393	—
TOTAL PRE-PETITION LIABILITIES	$46,393	$—
TOTAL LIABILITIES	$33,724	$1,223,356
OWNER EQUITY
Capital Stock	—	—
Additional Paid in Capital	—	—
Partners' Capital Account
Owners Equity Account
Retained Earnings—Pre-Petition	2,128,661	1,581,035
Retained Earnings—Postpetition	(108,375)	355,967
Adjustments to Owners Equity (attach schedule)	—	—
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$2,020,286	$1,937,002
TOTAL LIABILITIES AND OWNER'S EQUITY	2,054,010	$3,160,358

*
"Insider" is defined in 11 U.S.C. Section 101(31).

Events by HA-LO
BALANCE SHEET — continuation sheet
October 31, 2002

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Current Assets
S/T Investments	—	—
Intercompany Receivable (Payable)	1,997,152	2,336,788
Other Current Assets	1,997,152	2,336,788
Other Assets
Intangible Assets	—	—
Officer advances	—	—
Sample Inventory	—	—
Marketable securities	—	—
Note receivable	—	—
CSV—Life insurance	—	—
Security deposits	—	—
Other assets—miscellaneous	(10,504)	—
Deferred taxes—non current	—	—
Investments	—	—
Other Assets	(10,504)	—
LIABILITIES AND OWNERS EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Current maturities of long-term debt	—	—
Book overdraft	—	—
Accounts payable-unvouchered receipts	—	—
Accounts payable—rebates receivable	—	—
Accounts payable—manual	19,424	15,146
Customer deposit	—	700,189
Accrued interest	—	—
Accrued WIP costs	—	—
Accrued expenses other	—	—
Due to Related Parties	—	—
Deferred Taxes—current	—	—
S/T Restructuring Reserve	—	—
Term loans	—	—
Line of credit	—	—
Capital lease obligations	—	—
Deferred rent	—	—
Deferred compensation	—	—
Deferred liabilities—other	—	—
Deferred payments—acquisitions	—	—
Deferred taxes—non current	—	—
Reserve for Restructuring	—	—
Other Postpetition Liabilities	19,424	715,335
Adjustments to Owner Equity
Unamortized compensation—SE	—	—
Cumulative translation adjustment	—	—
CTA—forecast category only	—	—
Retained Earnings—Other	—	—
Adjustments to Owner Equity	—	—

Category: ACTUAL
HALO DIP
Consolidated Balance Sheet
October, 2002 M.YTD
(unaudited)

	HALO with Detroit Integration	CCA — Birmingham	Events by HA-LO	HALO DIP
ASSETS CURRENT ASSETS
Cash and equivalents	197,361.56	0.00	2,862.51	200,224.07
Receivables:
Trade receivables	(4,726,508.66)	(359,148.67)	49,890.90	(5,035,766.43)
Other receivables	1,065,609.54			1,065,609.54
Intercompany receivables	120,590,429.32	(27,619.48)	1,997,151.65	122,587,580.97
Inventory	1,296,622.00	45,263.46		1,341,885.46
Prepaid expenses and deposits	1,981,269.06	24,018.11	14,608.72	2,019,895.89
Current Assets	120,404,782.82	(317,486.58)	2,064,513.78	122,179,429.50
PROPERTY AND EQUIPMENT
Property and equipment	20,567,989.82	38,415.09		20,606,404.91
Accumulated Deprec Property & equipment	(14,439,931.40)	(8,885.00)		(14,448,816.40)
Total Property & Equipment, Net	6,128,058.42	29,530.09		6,157,588.51
Intangible assets, net	9,475,422.21			9,475,422.21
Other	4,963,771.74		(10,504.00)	4,953,267.74
Total Other assets	14,439,193.95		(10,504.00)	14,428,689.95
Total Assets	140,972,035.19	(287,956.49)	2,054,009.78	142,765,707.96
LIABILITIES CURRENT LIABILITIES
Accts Payable — Pre	26,277,960.21	1,383,164.86	46,392.65	27,707,517.72
Accts Payable — Post	9,957,475.16	(476,265.52)	(26,968.82)	9,454,240.82
Accrued Expenses:
Accrued commissions and wages	1,244,512.78		14,300.04	1,258,812.82
Accrued other expenses	(4,413,855.99)	5,148.95	0.00	(4,408,707.04)
Customer deposits	179,709.01	147.07	0.00	179,856.08
Due to Related Parties	15,000.00			15,000.00
Reserve for Restructuring	19,390,751.39			19,390,751.39
Total current liabilities	52,651,552.56	912,195.36	33,723.87	53,597,471.79
Long-Term Debt	4,388,894.10			4,388,894.10
Other Liabilities	20,455.20		0.00	20,455.20
SHAREHOLDERS' EQUITY
Preferred stock	48,660,690.00			48,660,690.00
Common stock	421,932,304.10			421,932,304.10
Unamortized compensation	(935,620.00)			(935,620.00)
Cumulative translation account	(1,103,188.48)	0.00		(1,075,569.00)
Retained Earnings — Ending	(377,714,039.35)	(8,129,164.53)	2,020,285.82	(383,822,918.06)
Liabilities and shareholders' equity	147,901,048.13	(7,216,969.17)	2,054,009.69	142,765,708.13

QuickLinks

  Exhibit 99.1
October 2002 Cash Flow Statement
October 2002 Statement of Inventory, Payroll Information Statement and Status of Payments to Secured Creditors and Lessors
October 2002 Tax Questionnaire and Related Tax Statements
October 2002 Profit and Loss Statement
October 2002 Balance Sheet